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                                                                   Exhibit 10.4d

                   FOURTH AMENDMENT TO EMPLOYMENT AGREEMENT

     THAT EMPLOYMENT AGREEMENT made as of the 1st day of August, 1994, by and between THE WISER OIL COMPANY OF CANADA, a Canadian corporation, and ALLEN J. SIMUS (as heretofore amended, the "Agreement") is hereby amended in the following respects only:

     Section 1.02 of the Agreement is hereby amended by restatement in its entirety to read as follows:

          1.02.  Term.  Subject to the terms and provisions of Article II
                 ----
     hereof, Employee's employment hereunder shall be extended and shall continue through the close of business on June 1, 2000; provided, however, that commencing on June 1, 1999 and on each day thereafter (such date and each day thereafter herein called a "Renewal Date"), Employee's employment hereunder shall be automatically extended so as to terminate at the close of business on the first anniversary of such Renewal Date.

     IN WITNESS WHEREOF, this Amendment has been executed and is effective as of June 1, 1999.


                                    ALLEN J. SIMUS


                                    THE WISER OIL COMPANY OF CANADA



                                    By
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                                      Name:
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                                      Title:
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